SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K



                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 10, 2001


                   HAHN AUTOMOTIVE WAREHOUSE, INC.

              (Exact name of registrant as specified in its charter)

NEW YORK		    0-20984			16-0467030

(State or other         (Commission File		(IRS Employer
jurisdiction of	            Number)		    Identification No.)
incorporation)


               415 W. Main Street, Rochester, New York  14608

              (Address of principal executive offices)(Zip Code)



     Registrant's telephone number, including area code: (716)235-1595












Item 5.


	The Registrant deems, of importance to its stockholders, the press release set forth in Exhibit 99.1 attached hereto. At the annual meeting held on May 9, 2001, the shareholders approved a proposal to effect a 1-for-3 reverse stock split, the purpose of which is to assist the Company in satisfying the minimum bid requirement of $1.00, established by the NASDAQ SmallCap
Market, which is necessary for continued listing.




                                      SIGNATURES







Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


						HAHN AUTOMOTIVE WAREHOUSE, INC.

							(Registrant)


Dated:  May 10, 2001    		            By s// Eli N. Futerman
						Title:	President and Chief
                                                        Executive Officer












                                Exhibit Index



99.1   Press Release dated May 10, 2001








































Exhibit 99.1


                                       NEWS BULLETIN

                               RE: HAHN AUTOMOTIVE WAREHOUSE, INC.
                                     415 West Main Street
                                     Rochester, NY 14608
For Further Information:
AT THE COMPANY
Daniel R. McDonald, Esq., Vice President-General Counsel
Donald T. Hiller, Manager, Investor Relations
(716) 235-1595

FOR IMMEDIATE RELEASE
May 10, 2001

                   HAHN SHAREHOLDERS APPROVE REVERSE STOCK SPLIT

Rochester, New York, May 10, 2001 (NASDAQ SmallCap:HAHNC) - Hahn Automotive Warehouse, Inc. is pleased to announce that the shareholders of the Company have approved a 1-for-3 reverse stock split of the Company's issued and outstanding shares of common stock.

The purpose of the reverse stock split is to assist the Company in satisfying the minimum bid requirements established by the NASDAQ SmallCap Market necessary for continued listing, which amongst other things, requires that the Company's common stock maintain a bid price of at least $1.00 per share.

Upon the effectiveness of the reverse stock split, the number of shares owned by shareholders will be reduced by a ratio of 3-to-1 so that the holder will thereafter own one share of common stock for every three shares of common stock owned prior to the reverse stock split. Any fractional share that results from the reverse stock split will be rounded up to the nearest whole share. The Company's transfer agent, American Stock Transfer and Trust Company, will handle the exchange of the old stock certificates for the new stock certificates reflecting the post-reverse-split shares.

NASDAQ has confirmed that at the opening of trading on May 11, 2001, the Company's shares will trade on a post-reverse-split basis. The symbol will change to HAHCD for a period of 20 trading days so that the trading community is aware of the reverse split.

Hahn Automotive Warehouse, Inc. is a distributor of automotive aftermarket parts through its seven direct Professional Automotive Warehouse Distribution Centers to the professional installer, 13 strategically located distribution centers to 78 Advantage Auto Stores, and approximately 1,100 independent jobbers, in the Midwest and along the Eastern Seaboard.


Safe Harbor Statements Under the Private Securities Litigation Reform Act of 1995: The statements contained in this press release which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding a possible future transaction or compliance with NASDAQ listing requirements. Investors are cautioned that forward-looking statements are inherently uncertain. Actual results and timing of certain events may differ materially from the future results, timing, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause a difference include those risks and uncertainities identified in Hahn Automotive Warehouse, Inc's (the Company) Annual Report on
Form 10-K dated December 19, 2000 which has been filed with the United States Securities and Exchange Commission, and risks that the Company is not successful in regaining compliance with NASDAQ listing requirements listing requirments on a continuing basis or that the Company does not satisfy all NASDAQ listing requirements on a continuing basis.
The Company assumes no duty to update information contained in this press release at any time.

                            HAHN     HAHN     HAHN     HAHN     HAHN